As filed with the Securities and Exchange Commission on February 7, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22428

The Cushing Funds Trust

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1. Reports to Stockholders.

THE CUSHING® MLP PREMIER FUND

Annual Report

November 30, 2012

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

The Cushing® MLP Premier Fund

Shareholder Letter

Dear Fellow Shareholders,

The latter half of 2012 was both encouraging and disappointing. Global and macro-economic issues continued to add volatility to the domestic equity markets. Domestic political issues also continued to wreak havoc on the markets. While individual optimism improved on better U.S. economic data, strong corporate earnings, signs of progress in resolving the European debt crisis, and additional stimulus by the Federal Reserve (“QE3”), investors remained cautious, seeking clear evidence that the economy was not entering a “double-dip” recession. Growth and development in the domestic energy sector continued to be a driving force behind the U.S. economic recovery. We continued to see dramatic increases in crude oil and natural gas liquids (“NGL”) production from existing and new basins due to the increased use of horizontal drilling and hydraulic fracturing.

MLP Market Review

In line with our expectations, the master limited partnership (“MLP”) sector experienced generally positive returns for the year, which was a function of both yield and distribution growth. There were certainly names within the crude oil and NGL infrastructure sub-sectors that performed better than we expected. We were positively surprised by the sheer number of organic opportunities within many businesses, as well as the resulting amount of accretive income management teams were willing to pay out in the form of distributions to shareholders. As an example, Sunoco Logistics Partners, LP (NYSE: SXL) increased its distribution by approximately 10% sequentially for each of the second and third quarters of the year.

Fund Performance

The Cushing® MLP Premier Fund completed its one year fiscal period ended November 30, 2012 with positive performance. For the period, the Fund’s Class I Shares delivered a 4.81% total return, versus total returns of 14.51%, 16.13% and 10.89% for the Lipper Equity Income Funds Index, S&P 500 Index (Total Return) and Cushing® 30 MLP Index (Total Return), respectively. The Fund’s Class A Shares and Class C Shares are subject to additional fees and expenses, which would reduce their total return relative to Class I Shares.

The largest individual contributors to the Fund’s performance for 2012 were Plains All American Pipeline LP (NYSE: PAA), Magellan Midstream Partners, LP (NYSE: MMP) and Genesis Energy, LP (NYSE: GEL). The main driver of outperformance from these investments was their focus on the crude oil transportation and storage segments. The largest detractors from the Fund’s performance were Copano Energy, LLC (NYSE: CPNO), PetroLogistics, LP (NYSE: PDH) and Buckeye Partners, LP (NYSE: BPL). In addition to company-specific operational issues, the primary factor contributing to the underperformance of these companies was revised lower earnings growth forecasts.

2013 Outlook

The domestic macroeconomic landscape continues to be front and center, and while we have seen certain key risks reduced, others remain. On the positive side, there have been signs that the U.S. economy is improving. Additionally, accommodative central bank policy action here and globally has been astounding. On the negative side, key risks include China’s “hard landing,” Eurozone economic weakness, the budget debates in the U.S., and Middle East instability.

Nonetheless, we remain positive about the long term opportunities for MLPs. We believe ongoing discovery and development of shale gas and crude oil should continue to drive demand for energy infrastructure for many years to come. We believe the current slate of accretive, fee-based projects announced by MLPs coupled with strong underlying sector fundamentals supports our estimates of potential positive multi-year annual distribution growth in a stable natural gas and crude oil and price environment.

We believe MLP distribution growth, in addition to a favorable current yield for the sector, presents a very compelling total return story going forward. Valuations for MLPs are within historical averages, and given the Federal Reserve’s expectation of continued low interest for the near future, we think the thirst for MLP yield in a low-yielding environment should continue.

Barring extreme negative macro or policy driven outcomes, we remain optimistic that the coming year should continue to be a favorable environment for MLPs to perform well. We believe that the crude oil infrastructure build out is in the early stages of development, similar to where the natural gas industry was a decade ago. The continued increasing domestic production of crude oil from existing mature basins like the Permian and new basins such as the Eagle Ford and Bakken have created the need for new infrastructure. Additionally, as the MLP space matures, new investment products should continue to attract significant capital, which could then further drive demand for the sector.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chief Executive Officer

Views and opinions expressed above are those of the portfolio managers as of the date of this report and are subject to change at any time, based on factors such as market and economic conditions, are not guaranteed and should not be considered investment advice. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy.

Past performance does not guarantee future results. Current performance may be higher or lower.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in master limited partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

The Fund does not receive the same tax benefits as a direct investment in an MLP. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of the Fund’s holdings.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

This report must be preceded or accompanied by a current prospectus.

The Cushing® MLP Premier Fund is distributed by Quasar Distributors, LLC.

The Cushing® MLP Premier Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns

November 30, 2012

	1 Year	5 Year	Since Inception
Class A (without sales load)	4.56%	n/a	4.99%
Class A (with sales load)	(1.45)%	n/a	2.09%

Class C (without sales load)	3.82%	n/a	4.18%
Class C (with sales load)	2.85%	n/a	4.18%

Class I	4.81%	n/a	5.20%

S&P 500 Index	16.13%	n/a	12.03%

Lipper Equity Income Funds Index	14.51%	n/a	10.81%

Cushing® 30 MLP Index	10.89%	n/a	10.81%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by visiting www.cushingfunds.com.

Class A, Class C and Class I shares were first available on October 20, 2010.

Class A performance reflects the maximum sales charge of 5.75%. Class C performance reflects the maximum contingent deferred sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares. Class I is not subject to a sales charge.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing® MLP Premier Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (6/1/2012)	Ending Account Value (11/30/2012)	Expenses Paid During Period(1) (6/1/2012 to 11/30/2012)	Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$1,066.40	$8.52	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32	1.65%
Class C Actual	$1,000.00	$1,062.40	$12.37	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.00	$12.08	2.40%
Class I Actual	$1,000.00	$1,067.80	$7.24	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06	1.40%

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/366 days (to reflect the period).

(2)	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® MLP Premier Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2012

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Preferred Stock
(4)	Common Stock
(5)	Royalty Trusts

The Cushing® MLP Premier Fund

Schedule of Investments	November 30, 2012

COMMON STOCK — 4.2%(1)	Shares	Fair Value

General Partnerships — 2.2%(1)
United States — 2.2%(1)
Targa Resources Corp.	280,300	$14,040,227

Upstream — 2.0%(1)
United States — 2.0%(1)
Linn Co., LLC	343,000	13,250,090

Total Common Stock (Cost $25,334,127)		$27,290,317

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 90.9%(1)
Crude Oil & Refined Products — 11.5%(1)
United States — 11.5%(1)
Genesis Energy, L.P.	784,300	$28,132,841
NuStar Energy L.P.	496,600	22,764,144
Sunoco Logistics Partners, L.P.	471,600	23,966,712

		74,863,697

General Partnerships — 10.3%(1)
United States — 10.3%(1)
Alliance Holdings GP, L.P.	191,200	8,774,168
Energy Transfer Equity, L.P.	691,000	31,419,770
Inergy, L.P.	1,423,300	26,857,671

		67,051,609

Large Cap Diversified — 33.4%(1)
United States — 33.4%(1)
Enbridge Energy Partners, L.P.	980,700	28,459,914
Energy Transfer Partners, L.P.	371,712	16,314,439
Enterprise Products Partners, L.P.	629,300	32,616,619
Kinder Morgan Management, LLC(4)	485,388	36,840,962
Magellan Midstream Partners, L.P.	660,000	29,356,800
ONEOK Partners, L.P.	371,600	21,645,700
Plains All American Pipeline, L.P.	757,000	35,261,060
Williams Partners, L.P.	336,400	17,126,124

		217,621,618

Natural Gas Gatherers & Processors — 20.2%(1)
United States — 20.2%(1)
Atlas Pipeline Partners, L.P.	250,500	8,263,995
DCP Midstream Partners, L.P.	480,600	20,127,528
MarkWest Energy Partners, L.P.	466,900	24,129,392
PVR Partners, L.P.	694,000	16,718,460
Regency Energy Partners, L.P.	713,800	15,967,706
Southcross Energy Partners, L.P.(3)	374,600	8,795,609
Targa Resources Partners, L.P.	510,800	19,241,836
Western Gas Partners, L.P.	369,800	18,105,408

		131,349,934

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedule of Investments	November 30, 2012 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Natural Gas Transportation & Storage — 3.5%(1)
United States — 3.5%(1)
El Paso Pipeline Partners, L.P.	605,500	$22,603,315

		22,603,315

Propane — 1.4%(1)
United States — 1.4%(1)
Suburban Propane Partners, L.P.	230,117	9,064,308

		9,064,308

Upstream — 10.6%(1)
United States — 10.6%(1)
BreitBurn Energy Partners, L.P.	959,300	17,727,864
EV Energy Partners, L.P.	318,100	19,308,670
Linn Energy, LLC	800,600	31,727,778

		68,764,312

Total Master Limited Partnerships and Related Companies (Cost $538,347,419)		$591,318,793

PREFERRED STOCK — 2.1%(1)
Crude Oil & Refined Products — 0.6%(1)
United States — 0.6%(1)
Blueknight Energy Partners, L.P.	474,341	$3,970,234

Shipping — 1.5%(1)
Republic of the Marshall Islands — 1.5%(1)
Capital Product Partners, L.P.(5)(6)	1,111,111	9,999,999

Total Preferred Stock (Cost $12,645,072)		$13,970,233

ROYALTY TRUSTS — 1.6%(1)
Crude Oil/Natural Gas Production — 1.6%(1)
United States — 1.6%(1)
Pacific Coast Oil Trust	146,200	$2,574,582
SandRidge Permian Trust	432,500	7,499,550

Total Royalty Trusts (Cost $10,453,212)		$10,074,132

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 1.3%(1)
United States — 1.3%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	1,752,230	$1,752,230
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	1,752,229	1,752,229
Fidelity Money Market Portfolio — Institutional Class, 0.14%(2)	1,752,229	1,752,229
First American Government Obligations Fund — Class Z, 0.02%(2)	1,752,229	1,752,229

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedule of Investments	November 30, 2012 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — (Continued)	Shares	Fair Value

United States — (Continued)
Invesco STIC Prime Portfolio, 0.09%(2)	1,752,229	$1,752,229

Total Short-Term Investments (Cost $8,761,146)		$8,761,146

TOTAL INVESTMENTS — 100.1%(1) (Cost $595,540,976)		$651,414,621
Liabilities in Excess of Other Assets — (0.1)%(1)		(783,961)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$650,630,660

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of November 30, 2012.

(3)	No distribution or dividend was made during the period ended November 30, 2012. As such, it is classified as a non-income producing security as of November 30, 2012.

(4)	Security distributions are paid-in-kind.

(5)	Restricted security under Rule 144A under the Securities Act of 1933, as amended.

(6)	Fair valued by the Adviser in good faith under procedures that were approved by the Board of Trustees.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statement of Assets & Liabilities

November 30, 2012

Assets
Investments at fair value (cost $595,540,976)	$651,414,621
Receivable for investments sold	10,361,362
Receivable for Fund shares sold	9,225,900
Prepaid expenses	141,210
Dividends and interest receivable	22,822

Total assets	671,165,915

Liabilities
Payable for investments purchased	10,324,731
Deferred tax liability	7,581,167
Payable for Fund shares redeemed	1,469,642
Payable to Adviser	444,479
Payable to Trustees	9,000
Accrued expenses and other liabilities	706,236

Total liabilities	20,535,255

Net assets applicable to common stockholders	$650,630,660

Net Assets Applicable to Common Stockholders Consisting of Additional paid-in capital	$637,054,514
Undistributed net investment loss, net of income taxes	(4,348,436)
Accumulated realized loss, net of income taxes	(17,175,690)
Net unrealized gain on investments, net of income taxes	35,100,272

Net assets applicable to common stockholders	$650,630,660

Unlimited shares authorized	Class A	Class C	Class I
Net assets	$306,054,220	$252,472,600	$92,103,840
Shares issued and outstanding	15,707,538	13,193,919	4,705,532
Net asset value, redemption price and minimum offering price per share	$19.48	$19.14	$19.57
Maximum offering price per share ($19.48/0.9425)	$20.67	NA	NA

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statement of Operations

Year Ended November 30, 2012

Investment Income
Distributions received from master limited partnerships	$25,938,606
Less: return of capital on distributions	(24,635,812)

Distribution income from master limited partnerships	1,302,794
Dividends from common stock, net of foreign taxes withheld of $10,366	435,984
Interest income	7,658
Other Income	82

Total Investment Income	1,746,518

Expenses
Advisory fees	4,564,051
Administrator fees	417,924
Transfer agent fees	399,181
Professional fees	214,181
Registration fees	134,293
Fund accounting fees	120,541
Trustees’ fees	115,271
Reports to stockholders	53,735
Insurance expense	36,352
Custodian fees and expenses	22,355
12b-1 shareholder servicing fee — Class A	526,835
12b-1 shareholder servicing fee — Class C	1,416,630

Total Expenses	8,021,349
Less: expense reimbursement by Adviser, net	(269,093)

Net Expenses	7,752,256

Net Investment Loss, before Income Taxes	(6,005,738)
Deferred tax benefit	2,282,181

Net Investment Loss	(3,723,557)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(24,133,586)
Deferred tax benefit	9,170,763

Net realized loss on investments	(14,962,823)

Net change in unrealized appreciation of investments, before income taxes	50,085,508
Deferred tax expense	(18,573,882)

Net change in unrealized appreciation of investments	31,511,626

Net Realized and Unrealized Gain on Investments	16,548,803

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$12,825,246

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statements of Changes in Net Assets

	Year Ended November 30, 2012	Year Ended November 30, 2011
Operations
Net investment loss	$(3,723,557)	$(623,014)
Net realized loss on investments	(14,962,823)	(2,212,842)
Net change in unrealized appreciation of investments	31,511,626	3,573,667

Net increase in net assets applicable to common stockholders resulting from operations	12,825,246	737,811

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(28,869,395)	(4,908,125)

Total dividends and distributions to common stockholders	(28,869,395)	(4,908,125)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	596,931,163	167,589,576
Distribution reinvestments	18,744,325	3,427,302
Payments for redemptions (net of redemption fees of $114,993 and $18,410, respectively)	(109,034,111)	(9,640,186)

Net increase in net assets applicable to common stockholders from capital share transactions	506,641,377	161,376,692

Total increase in net assets applicable to common stockholders	490,597,228	157,206,378
Net Assets
Beginning of year	160,033,432	2,827,054

End of year	$650,630,660	$160,033,432

Undistributed net investment loss at the end of the year, net of income taxes	$(4,348,436)	$(624,879)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A

Financial Highlights

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.92	$20.28	$—
Public offering price	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.13)	(0.14)	(0.02)
Net realized and unrealized gain on investments	1.02	1.07	0.30

Total increase from investment operations	0.89	0.93	0.28

Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(1.34)	(1.30)	—

Total distributions to common stockholders	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.01	0.01	—

Net Asset Value, end of period	$19.48	$19.92	$20.28

Total Investment Return	4.56%	4.55%	1.40	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A

Financial Highlights — (Continued)

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$306,054,220	$81,865,313	$696,702
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	3.43%	3.29%	44.22%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	3.37%	2.32%	5.52%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(3.01)%	(2.92)%	(44.02)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(2.95)%	(1.95)%	(5.32)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.29)%	(2.26)%	(40.15)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(1.23)%	(1.29)%	(1.45)%
Portfolio turnover rate(8)	43.32%	72.32%	0.74	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2012, the average shares outstanding were 10,744,614. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,591,086 for Class A. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 28,746 for Class A.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $3,616,649 is attributable to Class A. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 was attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 was attributable to Class A.

(7)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 1.71%, 2.62%, and 40.35% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 1.65%, 1.65%, and 1.65% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C

Financial Highlights

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.73	$20.26	$—
Public offering price	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.27)	(0.29)	(0.04)
Net realized and unrealized gain on investments	1.02	1.06	0.30

Total increase from investment operations	0.75	0.77	0.26

Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(1.34)	(1.30)	—

Total distributions to common stockholders	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00 (4)	0.00 (4)	—

Net Asset Value, end of period	$19.14	$19.73	$20.26

Total Investment Return	3.82%	3.69%	1.30	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C

Financial Highlights — (Continued)

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$252,472,600	$50,320,805	$597,548
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)(8)	4.18%	4.04%	44.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)(8)	4.12%	3.07%	6.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(3.76)%	(3.67)%	(44.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(3.70)%	(2.70)%	(6.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(2.04)%	(3.01)%	(40.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(1.98)%	(2.04)%	(2.20)%
Portfolio turnover rate(9)	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2012, the average shares outstanding were 7,357,860 for Class C. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,113,805 for Class C. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 17,000 for Class C.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $2,431,321 is attributable to Class C. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $147,543 was attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 was attributable to Class C.

(8)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 2.46%, 3.37%, and 41.10% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 2.40%, 2.40%, and 2.40% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I

Financial Highlights

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.96	$20.28	$—
Public offering price	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain on investments	1.02	1.07	0.30

Total increase from investment operations	0.94	0.98	0.28

Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(1.34)	(1.30)	—

Total distributions to common stockholders	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.01	0.00 (4)	—

Net Asset Value, end of period	$19.57	$19.96	$20.28

Total Investment Return	4.81%	4.75%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I

Financial Highlights — (Continued)

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$92,103,840	$27,847,314	$1,532,804
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)(8)	3.18%	3.04%	43.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)(8)	3.12%	2.07%	5.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(2.76)%	(2.67)%	(43.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(2.70)%	(1.70)%	(5.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(1.04)%	(2.01)%	(39.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(0.98)%	(1.04)%	(1.20)%
Portfolio turnover rate(9)	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2012, the average shares oustanding were 3,178,322 for Class I. For the fiscal year ended November 30, 2011, the average shares outstanding were 689,489 for Class I. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 41,124 for Class I.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $1,072,968 is attributable to Class I. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $92,540 was attributable to Class I. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 was attributable to Class I.

(8)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 1.46%, 2.37%, and 40.10% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 1.40%, 1.40%, and 1.40% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Notes to Financial Statements

November 30, 2012

1.    Organization

The Cushing® MLP Premier Fund (the “Fund”) is a series of the Cushing MLP Funds Trust (the “Trust”), an open-end investment company organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. The Fund is managed by Cushing® MLP Asset Management, LP (“the Adviser”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on October 20, 2010.

The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short for the fiscal year ended November 30, 2012.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the fiscal year ended November 30, 2012, the Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders were recorded on each ex-dividend date. The character of dividends and distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2012, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the fiscal year ended November 30, 2012 will be determined in early 2013.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more- likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Fund has adopted these amendments and they did not have a material impact on the financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.10% of the average daily value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund.

The Adviser has agreed to waive a portion of its management fee and reimburse Fund expenses, until at least April 1, 2013, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to April 1, 2013 and may be modified or terminated by the Adviser at any time after April 1, 2013. For the fiscal year ended November 30, 2012, the Adviser earned $4,564,051 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $278,283 and recouped previously waived expenses in the amount of $9,190. Waived fees and reimbursed Fund expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and the Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2010	$140,836	$9,190	$131,646	2013
November 30, 2011	660,867	—	660,867	2014
November 30, 2012	278,283	—	278,283	2015

The Fund has not recorded a liability for potential recoupment on the full amount on November 30, 2012, due to the current assessment that a recoupment on the full amount is unlikely.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC also serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2012 are as follows:

Deferred tax assets:
Net operating loss carryforward	$3,900,106
Capital loss carryforward	10,474,635

Total deferred tax assets	14,374,741
Less Deferred tax liabilities:
Net unrealized appreciation on investments in securities	21,955,908

Net deferred tax liability	$7,581,167

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	541,249	November 30, 2031
November 30, 2012	10,234,001	November 30, 2032

Total	$10,778,580

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2011	$4,333,475	November 30, 2016
November 30, 2012	24,784,581	November 30, 2017

Total	$29,118,056

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2016. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended November 30, 2012, as follows:

Income tax (provision) benefit at the federal statutory rate of 35%	$6,981,165
State income (tax) benefit, net of federal benefit	194,074
Permanent differences, net	6,595
Provision to return	13,234
Tax expense (benefit) due to change in effective state rates	(74,130)

Total tax expense	$7,120,938

At November 30, 2012, the tax cost basis of investments was $590,380,789 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$61,033,832
Gross unrealized depreciation	—

Net unrealized appreciation	$61,033,832

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$27,290,317	$27,290,317	$—	$—
Master Limited Partnerships and Related Companies(a)	591,318,793	591,318,793	—	—
Preferred Stock(a)	13,970,233	3,970,234	9,999,999	—
Royalty Trusts(a)	10,074,132	10,074,132	—	—

Total Equity Securities	642,653,475	632,653,476	9,999,999	—

Other
Short-Term Investments	8,761,146	8,761,146	—	—

Total Other	8,761,146	8,761,146	—	—

Total	$651,414,621	$641,414,622	$9,999,999	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2012.

There were no transfers between any levels during the year ended November 30, 2012.

7.    Investment Transactions

For the fiscal year ended November 30, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $666,776,980 and $173,528,684 (excluding short-term securities), respectively.

8.    Common Stock

Transactions of shares of the Fund were as follows:

	Year Ended November 30, 2012		Year Ended November 30, 2011
Class A Shares	Amount	Shares	Amount	Shares
Sold	$286,204,644	14,349,836	$86,563,607	4,261,767
Dividends Reinvested	9,625,046	486,770	1,689,338	83,178
Redeemed (net of redemption fees of $76,364 and $13,870, respectively)	(63,584,395)	(3,238,710)	(5,356,921)	(269,654)

Net Increase	$232,245,295	11,597,896	$82,896,024	4,075,291

Class C Shares
Sold	$211,745,751	10,860,766	$51,378,878	2,523,549
Dividends Reinvested	6,122,100	314,605	1,248,322	61,935
Redeemed (net of redemption fees of $10,364 and $2,242, respectively)	(10,262,405)	(531,402)	(1,269,092)	(65,025)

Net Increase	$207,605,446	10,643,969	$51,358,108	2,520,459

Class I Shares
Sold	$98,980,768	4,966,373	$29,647,091	1,445,635
Dividends Reinvested	2,997,179	151,446	489,642	23,979
Redeemed (net of redemption fees of $28,265 and $2,298, respectively)	(35,187,311)	(1,807,550)	(3,014,173)	(149,915)

Net Increase	$66,790,636	3,310,269	$27,122,560	1,319,699

9.    Subsequent Events

The Fund declared a distribution of $0.335 per share payable on January 28, 2013 to shareholders of record on January 24, 2013.

The Cushing® MLP Premier Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing MLP Premier Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cushing MLP Premier Fund (one of the funds constituting the Cushing MLP Funds Trust) (the Fund), as of November 30, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from October 20, 2010 (commencement of operations) to November 30, 2010, were audited by other auditors whose report dated, January 27, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Premier Fund at November 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2013

The Cushing® MLP Premier Fund

Trustees and Executive Officers (Unaudited)

November 30, 2012

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(2)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	6	E-T Energy Ltd. (2008 to present) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2012, there were six funds in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Daniel L. Spears (1972)	Executive Vice President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 –2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	Partner of the Adviser (2006 – present). Previously, ran a family office.

J. Parker Roy (1964)	Vice President	Officer since 2010	Senior Managing Director of the Adviser (2010 – present). National Business Development Director and other positions of Morgan Stanley Smith Barney (1995 – 2010).

Judd B. Cryer (1973)	Vice President	Officer since 2012

Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® MLP Premier Fund

Additional Information (Unaudited)

November 30, 2012

Investment Policies and Parameters

The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, beginning on January 1, 2013, the Fund will limit its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2012, the aggregate compensation paid by the Fund to the independent trustees was $105,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Fund’s website at www.cushingfunds.com, and on the SEC’s website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Fund’s website at www.cushingfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-965-7386 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

The Cushing® MLP Premier Fund

Board Approval of Investment Management Agreement (Unaudited)

November 30, 2012

On July 26, 2012, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of its current assets under management. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a very small peer group of competitor open-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs, (b) other products managed by the Adviser and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further that the contractual annual advisory fee of 1.10% and the projected net total expense ratio (taking into account the contractual fee waiver of 1.40%), were each proximate to the median on the peer group. Furthermore, the proposed fee structure was competitive with fee structures applicable to other similar products managed by the Adviser. The Board of Trustees concluded that the investment advisory fees to be received by the Adviser with respect to the Fund were comparable to other investment vehicles within the Fund’s peer group and by the Adviser to its other similarly-situated. The Board of Trustees also concluded that the terms of the proposed fee waiver and expense limitation agreement between the Fund and the Adviser, were not unreasonable.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the total return and yield of the Fund, net of fees, against the peer group composed of other unaffiliated open-end funds over several analysis periods ending June 2012, including year-to-date and trailing twelve months. In each situation, the Fund lagged the peer group over the same analysis period. The Board of Trustees noted that the Fund had only been operating since October 2010, and that the Fund had not yet produced a three-year performance record.

Other Considerations

The Board of Trustees received and considered a current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits, if any, realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements. The Board of Trustees also concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In selecting the Adviser as the Fund’s investment adviser and approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Premier Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and

Secretary

Elizabeth F. Toudouze

Executive Vice President

J. Parker Roy

Vice President

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP PREMIER FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

THE CUSHING® ROYALTY ENERGY INCOME FUND

Annual Report

November 30, 2012

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

The Cushing® Royalty Energy Income Fund

Shareholder Letter

Dear Fellow Shareholders,

The latter half of 2012 was both encouraging and disappointing. Global and macro-economic issues continued to add volatility to the domestic equity markets. Domestic political issues also continued to wreak havoc on the markets. While individual optimism improved on better U.S. economic data, strong corporate earnings, signs of progress in resolving the European debt crisis, and additional stimulus by the Federal Reserve (“QE3”), investors remained cautious, seeking clear evidence that the economy was not entering a “double-dip” recession. Growth and development in the domestic energy sector continued to be a driving force behind the U.S. economic recovery. We continued to see dramatic increases in crude oil and natural gas liquids (“NGL”) production from existing and new basins due to the increased use of horizontal drilling and hydraulic fracturing. In our view, the need for a significant amount of capital to develop these vast shale resources could provide continued growth opportunities for upstream energy income investment entities, as traditional exploration and production companies divest high quality, mature assets to fund capital development programs.

Energy Trust and MLP Market Review

In line with our expectations, the exploration and production master limited partnership (“Upstream MLP”) sector experienced continued growth, while growth in the U.S. royalty trust and Canadian royalty trust and exploration and production company (“Energy Trust”) sector essentially halted, largely due to the decline in crude oil prices and lower expected valuations. We anticipate that favorable conditions for additional Energy Trusts to be brought to market should return in the future, but stronger energy commodity prices and more robust valuations for such securities will be required in order for this to occur. Despite a very active year in acquisitions in the Upstream MLP sector and generally good operational execution in the Energy Trust sector, both sectors underperformed versus expectations. We were positively surprised by the sheer number of acquisition opportunities for Upstream MLPs, as well as the resulting amount of accretive income management teams were willing to pay out in the form of distributions to shareholders. During 2012, the Upstream MLP sector completed an incredible $5.4 billion in acquisitions. As an example of the accretion possible

1

from these acquisitions, Memorial Production Partners, LP (NYSE: MEMP) increased its distribution by approximately 2.7% sequentially for each of the third and fourth quarters of the year.

Fund Performance

The Cushing® Royalty Energy Income Fund completed its first fiscal period with positive performance. For the period from the Fund’s inception on July 2, 2012 through November 30, 2012, the Fund’s Class I Shares delivered a 1.91% total return, versus total returns of 4.79%, 4.73% and –5.73% for the Lipper Equity Income Funds Index, S&P 500 Index (Total Return) and Cushing® Upstream Energy Income Index (Total Return), respectively. The Fund’s Class A shares and Class C shares are subject to additional fees and expenses, which would reduce their total return relative to Class I shares.

The largest individual contributors to the Fund’s performance for the period were LRR Energy, LP (NYSE: LRE), ARC Resources, Ltd. (NYSE: ARX) and Vanguard Natural Resources, LLC (NYSE: VNR). The largest detractors from the Fund’s performance were Enerplus Corp. (NYSE: ERF), Pioneer Southwest Energy Partners, LP (NYSE: PSE) and Pengrowth Energy Corp (NYSE: PGH). Positive performance from the top contributors was due to accretive acquisitions and exposure to natural gas production in an improving natural gas price environment. Negative performance in the detractors was due to market reaction to more muted growth outlooks as a result of the decline in crude oil prices and project funding requirements.

2013 Outlook

The domestic macroeconomic landscape continues to be front and center, and while we have seen certain key risks reduced, others remain. On the positive side, there have been signs that the U.S. economy is improving. Additionally, accommodative central bank policy action here and globally has been astounding. On the negative side, key risks include China’s “hard landing,” Eurozone economic weakness, the budget debates in the U.S. and Middle East instability.

Nonetheless, we remain positive about the long term opportunities for the Upstream MLP and Energy Trust sectors. We believe ongoing discovery and development of both natural gas and crude oil shale plays should continue to drive demand for exploration and production companies to raise capital through divestiture of mature producing assets for many years to come. We believe the current development rate of multiple shale plays across the country, coupled with strong underlying fundamentals for

2

Upstream MLPs, supports our estimates of continued accretive acquisitions with the potential for positive multi-year annual distribution growth in a stable natural gas and crude oil and price environment.

We believe potential Upstream MLP and Energy Trust distribution growth, in addition to a favorable current yield for the sector, presents a very compelling total return story going forward. Valuations for Upstream MLPs and Energy Trusts are below historical averages, and given the Fed’s expectation of continued low interest for the near future, we think the thirst for yield in a low-yielding environment should continue.

Barring extreme negative crude oil price movements, macro or policy driven outcomes, we remain optimistic that the coming year should continue to be a favorable environment for Upstream MLPs and Energy Trusts to perform well. We believe that the development of the Upstream MLP sector remains in the early stages of development, similar to where the midstream infrastructure MLP sector was a decade ago. The continued increasing domestic production of crude oil from existing mature basins like the Permian and new basins such as the Eagle Ford and Bakken have created the need for new infrastructure and funding sources to develop them, which is why we feel Upstream MLPs should continue to play a significant role as a capital source. Additionally, as the Upstream MLP space matures, new investment products should continue to attract significant capital, which could then further drive demand for the sector.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

Views and opinions expressed above are those of the portfolio managers as of the date of this report and are subject to change at any time, based on factors such as market and economic conditions, are not guaranteed and should not be considered investment advice. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy.

3

Past performance does not guarantee future results. Current performance may be higher or lower.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and master limited partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

An investment in the Fund has different tax consequences than a direct investment in an MLP, U.S. royalty trust, Canadian royalty trust or Canadian exploration and production company. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of the Fund’s holdings.

The Cushing® Upstream Energy Income Index tracks the performance of publicly traded U.S. royalty trusts and upstream exploration and production (“E&P”) energy MLPs.. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

This report must be preceded or accompanied by a current prospectus.

The Cushing® Royalty Energy Income Fund is distributed by Quasar Distributors, LLC.

4

The Cushing® Royalty Energy Income Fund

Growth of a $10,000 Investment

Average Annual Returns

November 30, 2012

	1 Year	5 Year	Since Inception
Class A (without sales load)	n/a	n/a	1.81%
Class A (with sales load)	n/a	n/a	(4.04)%

Class C (without sales load)	n/a	n/a	1.56%
Class C (with sales load)	n/a	n/a	0.58%

Class I	n/a	n/a	1.91%

S&P 500 Index	n/a	n/a	4.73%

Lipper Equity Income Funds Index	n/a	n/a	4.79%

Cushing® Upstream Energy Income Index	n/a	n/a	(5.73)%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by visiting www.cushingfunds.com.

Class A, Class C and Class I shares were first available on July 2, 2012.

Class A performance reflects the maximum sales charge of 5.75%. Class C performance reflects the maximum contingent deferred sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares. Class I is not subject to a sales charge.

5

The Cushing® Upstream Energy Income Index (“CRTY”) tracks the performance of publicly traded U.S. royalty trusts and upstream exploration and production energy MLPs. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

6

The Cushing® Royalty Energy Income Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 2, 2012 (commencement of operations) to November 30, 2012.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/2/2012)	Ending Account Value (11/30/2012)	Expenses Paid During Period(1) (7/2/2012 to 11/30/2012)	Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$1,018.10	$8.38	2.00%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,012.46	$8.36	2.00%
Class C Actual	$1,000.00	$1,015.60	$11.51	2.75%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,009.34	$11.47	2.75%
Class I Actual	$1,000.00	$1,019.10	$7.34	1.75%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,013.50	$7.32	1.75%

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 152 days (the number of days in the most recent period)/366 days (to reflect the period).

(2)	Annualized expense ratio excludes current and deferred income tax expense.

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The Cushing® Royalty Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2012

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Royalty Trusts
(4)	Common Stock

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The Cushing® Royalty Energy Income Fund

Schedule of Investments	November 30, 2012

COMMON STOCK — 13.7%(1)	Shares	Fair Value
Upstream — 3.6%(1)
United States — 3.6%(1)
Linn Co., LLC(2)	730	$28,200

Upstream — 10.1%(1)
Canada — 10.1%(1)
Arc Resources LTD	982	24,596
Baytex Energy Corporation	165	7,288
Crescent Point Energy Corporation	664	26,076
Enerplus Corporation	1,160	15,405
Pengrowth Energy Corp.	997	5,135

		78,500

Total Common Stock (Cost $105,807)		$106,700

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 57.0%(1)
Upstream — 57.0%(1)
United States — 57.0%(1)
BreitBurn Energy Partners, L.P.	2,329	$43,040
Dorchester Minerals, L.P.	971	20,362
EV Energy Partners, L.P.	653	39,637
Legacy Reserves, L.P.	1,687	41,500
Linn Energy, LLC	1,062	42,087
LRR Energy, L.P.	2,142	39,670
Memorial Production Partners, L.P	2,325	43,315
MID-CON Energy Partners, L.P.	2,063	42,683
Pioneer Southwest Energy Partners, L.P.	1,675	38,056
QR Energy, L.P.	2,203	40,029
Vanguard Natural Resources, LLC	1,874	51,947

Total Master Limited Partnerships and Related Companies (Cost $438,779)		$442,326

ROYALTY TRUSTS — 8.9%(1)
Upstream — 8.9%(1)
United States — 8.9%(1)
Enduro Royalty Trust	215	$3,676
Pacific Coast Oil Trust	588	10,355
Sabine Royalty Trust	66	3,161
San Juan Basin Royalty Trust	1,090	15,423
Sandridge Mississippian Trust II	1,167	19,547
Sandridge Permian Trust I	964	16,716

Total Royalty Trusts (Cost $70,903)		$68,878

See Accompanying Notes to the Financial Statements.

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The Cushing® Royalty Energy Income Fund

Schedule of Investments	November 30, 2012 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 19.8%(1)	Shares	Fair Value
United States — 19.8%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(3)	30,721	$30,721
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(3)	30,721	30,721
Fidelity Money Market Portfolio — Institutional Class, 0.14%(3)	30,721	30,721
First American Government Obligations Fund — Class Z, 0.02%(3)	30,720	30,720
Invesco STIC Prime Portfolio, 0.09%(3)	30,720	30,720

Total Short-Term Investments (Cost $153,603)		$153,603

TOTAL INVESTMENTS — 99.4%(1) (Cost $769,092)		$771,507
Other Assets in Excess of Liabilities — 0.06%(1)		4,273

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$775,780

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	No distribution or dividend was made during the period ended November 30, 2012. As such, it is classified as a non-income producing security as of November 30, 2012.

(3)	Rate reported is the current yield as of November 30, 2012.

See Accompanying Notes to the Financial Statements.

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The Cushing® Royalty Energy Income Fund

Statement of Assets & Liabilities

November 30, 2012

Assets
Investments at fair value (cost $769,092)	$771,507
Receivable for Fund shares sold	152,000
Deferred offering costs	23,726
Receivable from Adviser	1,178
Prepaid expenses	813
Dividends and interest receivable	778
Deferred tax asset	31

Total assets	950,033

Liabilities
Payable for investments purchased	45,857
Other payables	48
Accrued expenses and other liabilities	128,348

Total liabilities	174,253

Net assets applicable to common stockholders	$775,780

Net Assets Applicable to Common Stockholders Consisting of
Additional paid-in capital	$775,831
Undistributed net investment income, net of income taxes	502
Accumulated realized loss, net of income taxes	(1,770)
Net unrealized gain on investments, net of income taxes	1,217

Net assets applicable to common stockholders	$775,780

Unlimited shares authorized	Class A	Class C	Class I
Net assets	$296,861	$401,485	$77,434
Shares issued and outstanding	15,163	20,561	3,950
Net asset value, redemption price and minimum offering price per share	$19.58	$19.53	$19.60
Maximum offering price per share ($19.58/0.9425)	$20.77	NA	NA

See Accompanying Notes to the Financial Statements.

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The Cushing® Royalty Energy Income Fund

Statement of Operations

Period from July 2, 2012(1) through November 30, 2012

Investment Income
Distributions received from master limited partnerships	$3,437
Less: return of capital on distributions	(3,102)

Distribution income from master limited partnerships	335
Dividends from common stock, net of foreign taxes withheld of $90	1,303
Interest income	2

Total Investment Income	1,640

Expenses
Professional fees	114,701
Administrator fees	38,350
Organizational expenses	33,660
Transfer agent fees	31,359
Reports to stockholders	31,663
Fund accounting fees	28,000
Registration fees	19,542
Custodian fees and expenses	10,180
Advisory fees	886
12b-1 shareholder servicing fee — Class A	71
12b-1 shareholder servicing fee — Class C	206

Total Expenses	308,618
Less: expense reimbursement by Adviser, net	(307,192)

Net Expenses	1,426

Net Investment Income, before Income Taxes	214
Deferred tax benefit	288

Net Investment Income	502

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(2,711)
Deferred tax benefit	941

Net realized loss on investments	(1,770)

Net change in unrealized appreciation of investments, before income taxes	2,415
Deferred tax expense	(1,198)

Net change in unrealized appreciation of investments	1,217

Net Realized and Unrealized Loss on Investments	(553)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(51)

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

13

The Cushing® Royalty Energy Income Fund

Statement of Changes in Net Assets

Period from July 2, 2012(1) through November 30, 2012
Operations
Net investment income	$502
Net realized loss on investments	(1,770)
Net change in unrealized appreciation of investments	1,217

Net decrease in net assets applicable to common stockholders resulting from operations	(51)

Dividends and Distributions to Common Stockholders
Net investment income	—
Return of capital	(4,186)

Total dividends and distributions to common stockholders	(4,186)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	776,181
Distribution reinvestments	3,836

Net increase in net assets applicable to common stockholders from capital share transactions	780,017

Total increase in net assets applicable to common stockholders	775,780
Net Assets
Beginning of period	—

End of period	$775,780

Undistributed net investment income at the end of the period, net of income taxes	$502

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

14

The Cushing® Royalty Energy Income Fund — Class A

Financial Highlights

	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment income(3)	0.07
Net realized and unrealized gain on investments	0.31

Total increase from investment operations	0.38

Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.80)

Total distributions to common stockholders	(0.80)

Net Asset Value, end of period	$19.58

Total Investment Return	1.81	%(4)

See Accompanying Notes to the Financial Statements.

15

The Cushing® Royalty Energy Income Fund — Class A

Financial Highlights — (Continued)

	Period From July 2, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$296,861
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	439.62%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	1.95%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(437.12)%
Ratio of net investment income (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.55%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(437.17)%
Ratio of net investment income (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.50%
Portfolio turnover rate(8)	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 3,666 for Class A.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $13 is attributable to Class A.

(7)

The ratio of expenses excluding net deferred income tax benefit to average net assets before waiver is 439.67%. The ratio of expenses excluding net deferred income tax benefit to average net assets after waiver is 2.00%.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

16

The Cushing® Royalty Energy Income Fund — Class C

Financial Highlights

	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment income(3)	0.01
Net realized and unrealized gain on investments	0.32

Total increase from investment operations	0.33

Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.80)

Total distributions to common stockholders	(0.80)

Net Asset Value, end of period	$19.53

Total Investment Return	1.56	%(4)

See Accompanying Notes to the Financial Statements.

17

The Cushing® Royalty Energy Income Fund — Class C

Financial Highlights — (Continued)

	Period From July 2, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$401,485
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	440.37%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	2.70%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(437.87)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.20)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(437.92)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.25)%
Portfolio turnover rate(8)	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,782 for Class C.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $10 is attributable to Class C.
(7)

The ratio of expenses excluding net deferred income tax benefit to average net assets before waiver is 440.42%. The ratio of expenses excluding net current and deferred income tax benefit to average net assets after waiver is 2.75%.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

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The Cushing® Royalty Energy Income Fund — Class I

Financial Highlights

	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment income(3)	0.10
Net realized and unrealized gain on investments	0.30

Total increase from investment operations	0.40

Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.80)

Total distributions to common stockholders	(0.80)

Net Asset Value, end of period	$19.60

Total Investment Return	1.91	%(4)

See Accompanying Notes to the Financial Statements.

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The Cushing® Royalty Energy Income Fund — Class I

Financial Highlights — (Continued)

	Period From July 2, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$77,434
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	439.37%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	1.70%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(436.87)%
Ratio of net investment income (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.80%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(436.92)%
Ratio of net investment income (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.75%
Portfolio turnover rate(8)	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,030 for Class I.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $8 is attributable to Class I.
(7)

The ratio of expenses excluding net deferred income tax benefit to average net assets before waiver is 439.42%. The ratio of expenses excluding net deferred income tax benefit to average net assets after waiver is 1.75%.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

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The Cushing® Royalty Energy Income Fund

Notes to Financial Statements

November 30, 2012

1.    Organization

The Cushing® Royalty Energy Income Fund (the “Fund”) is an open-end investment company and a series of the Cushing Funds Trust (the “Trust”) organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. The Fund is managed by Cushing® MLP Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek high total return with an emphasis on current income. The Fund commenced operations on July 2, 2012.

The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available,

21

pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short at November 30, 2012.

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C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statement of Operations.

For the fiscal period ended November 30, 2012, the Fund has estimated approximately 35% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis. The Fund capitalized offering costs, which were incurred with the formation of the Fund. These costs consisted of legal fees pertaining to preparing the Fund’s initial registration statement, printing costs, and SEC and state registration fees. The capitalized offering costs are amortized over a 12 month period from the commencement of operations. For the period July 2, 2012 (commencement of operations) through November 30, 2012, $16,741 has been amortized and included in professional fees in the Statement of Operations. At November 30, 2012, the remaining balance of unamortized offering costs was $23,726. Organizational costs relating to incorporation fees and legal fees associated with organization and incorporation of the Fund of $33,660 has been expensed and is included in the Statement of Operations.

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D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period July 2, 2012 (commencement of operations) to November 30, 2012, the Fund’s dividends and distributions were expected to be comprised of 100% of return of capital. The tax character of distributions paid for the period ended November 30, 2012 will be determined in early 2013.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts and MLPs.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

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The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Fund has adopted these amendments and they did not have a material impact on the financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment

25

objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.35% of the average daily value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund.

The Adviser has agreed to waive a portion of its management fee and reimburse Fund expenses, until at least June 30, 2013, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.75% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such

26

waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to June 30, 2013 and may be modified or terminated by the Adviser at any time after June 30, 2013. For the period July 2, 2012 (commencement of operations) to November 30, 2012, the Adviser earned $886 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $305,469. Waived fees and reimbursed Fund expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and the Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Fiscal Year Incurred	Amount Reimbursed	Year of Expiration
November 30, 2012	$305,469	2015

The Fund has not recorded a liability for potential recoupment on the full amount on November 30, 2012, due to the current assessment that a recoupment on the full amount is unlikely.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC also serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.     Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2012 are as follows:

Deferred tax assets:
Net operating loss carryforward	$288
Capital loss carryforward	941

Total deferred tax assets	1,229
Less deferred tax liabilities:
Net unrealized appreciation on investments in securities	1,198

Net deferred tax asset	$31

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The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$772	November 30, 2032

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$2,523	November 30, 2017

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2017.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period July 2, 2012 (commencement of operations) to November 30, 2012, as follows:

Tax benefits of statutory rates	$(28)
State income tax expense, net of federal benefit	(3)

Total tax expense/(benefit)	$(31)

At November 30, 2012, the tax cost basis of investments was $768,294 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,213
Gross unrealized depreciation	—

Net unrealized appreciation	$3,213

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

28

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$106,700	$106,700	$—	$—
Master Limited Partnerships and Related Companies(a)	442,326	442,326	—	—
Royalty Trusts(a)	68,878	68,878	—	—

Total Equity Securities	617,904	617,904	—	—

Other
Short-Term Investments	153,603	153,603	—	—

Total Other	153,603	153,603	—	—

Total	$771,507	$771,507	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended November 30, 2012.

There were no transfers between any levels during the period July 2, 2012 (commencement of operations) to November 30, 2012.

7.    Investment Transactions

For the period from July 2, 2012 (commencement of operations) to November 30, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $656,458 and $35,156 (excluding short-term securities), respectively.

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8.    Common Stock

Transactions of shares of the Fund were as follows:

	Period From July 2, 2012(1) through November 30, 2012
Class A Shares	Amount	Shares
Sold	$299,181	15,082
Dividends Reinvested	1,627	81
Redeemed	—	—

Net Increase	$300,808	15,163

Class C Shares
Sold	$399,500	20,517
Dividends Reinvested	897	44
Redeemed	—	—

Net Increase	$400,397	20,561

Class I Shares
Sold	$77,500	3,885
Dividends Reinvested	1,312	65
Redeemed	—	—

Net Increase	$78,812	3,950

(1)	Commencement of operations.

9.    Subsequent Events

The Fund declared a distribution of $0.40 per share payable on January 28, 2013 to shareholders of record on January 24, 2013.

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The Cushing® Royalty Energy Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Royalty Energy Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cushing Royalty Energy Income Fund (one of the funds constituting the Cushing MLP Funds Trust) (the Fund), as of November 30, 2012, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from July 2, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Royalty Energy Income Fund at November 30, 2012, and the results of its operations, the changes in its net assets, and the financial

31

highlights for the period from July 2, 2012 (commencement of operations) to November 30, 2012, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2013

32

The Cushing® Royalty Energy Income Fund

Trustees and Executive Officers (Unaudited)

November 30, 2012

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees — (Continued)
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Interested Trustees
Jerry V. Swank (1951)(2)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	6	E-T Energy Ltd. (2008 to present) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2012, there were six funds in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Adviser.

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Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Daniel L. Spears (1972)	Executive Vice President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 –2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	Partner of the Adviser (2006 – present). Previously, ran a family office.

J. Parker Roy (1964)	Vice President	Officer since 2010	Senior Managing Director of the Adviser (2010 – present). National Business Development Director and other positions of Morgan Stanley Smith Barney (1995 – 2010).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

35

The Cushing® Royalty Energy Income Fund

Additional Information (Unaudited)

November 30, 2012

Investment Policies and Parameters

The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, beginning on January 1, 2013, the Fund will limit its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period from July 2, 2012 (commencement of operations) to November 30, 2012, the aggregate compensation paid by the Fund to the independent trustees was $750. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Fund’s website at www.cushingfunds.com, and on the SEC’s website at www.sec.gov.

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Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Fund’s website at www.cushingfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This

37

information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-965-7386 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

38

The Cushing® Royalty Energy Income Fund

Board Approval of Investment

Management Agreement (Unaudited)

November 30, 2012

On April 2, 2012, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees considered information including, but not limited to, background materials supplied by the Adviser in response to questions posed by the Fund; the Adviser’s Form ADV; information about the Adviser’s monitoring and evaluation of portfolio management; and information about the Adviser’s compliance programs.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including a review of

39

the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, as well as the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees concluded at that time that the nature, extent and quality of the services to be provided by the Adviser were appropriate and consistent with the terms of the Agreement and that the Fund was likely to benefit from such services.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered information about the proposed advisory fees to be paid to the Adviser as well as information about the Fund’s proposed operating expense structure (including management fees, distribution fees, administrative and other service fees). The Board of Trustees noted the Adviser’s observation that there were no comparable open-end funds with a similar investment strategy, and that the limited universe of comparable open-end funds and the very particular characteristics of the Fund’s investment strategy were relevant factors in the consideration of the proposed advisory fee rate.

The Board of Trustees requested, and reviewed, fee information with respect to certain open-end funds identified by the Adviser as relevant to the analysis (acknowledging the limited universe as noted above), and also reviewed closed-end funds and other accounts managed by the Adviser. The Board of Trustees noted that the proposed advisory fee for the Fund was higher, but within an acceptable range, of the average advisory fees of the other relevant open-end funds identified by the Adviser, and that the Fund’s anticipated total expense ratio, both before and after giving effect to the anticipated fee waivers, was lower than the average total expense ratio of such other funds.

In addition, the Board of Trustees also considered whether any benefits would accrue to the Adviser as a result of the relationship with the Fund, and whether the use of any exchange-traded funds (“ETFs”) would result in fees charged under advisory agreement for services duplicative of those provided by underlying ETFs.

Based on such information, the Board of Trustees concluded that the fees to be paid under the Agreement were reasonable in relation to the nature, extent and quality of services to be provided.

40

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees noted the Adviser’s observation that it does not manage any other accounts or funds that are substantially similar to the Fund, other than The Cushing Royalty & Income Fund, a closed-end fund that began operations as of February 23, 2012. As a consequence, the Board of Trustees noted that the investment performance history that was available and relevant for its consideration was limited in scope.

Other Considerations

The Board of Trustees reviewed certain financial information regarding the Adviser and the anticipated profitability to the Adviser of its relationship with the Fund. The Board of Trustees also considered any potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that the Adviser might receive in connection with its relationship with the Fund. Based on this and other information reviewed at the meeting, the Board of Trustees concluded that the projected costs of providing services to the Fund, as well as the anticipated profits to the Adviser, were not excessive, and that there were few, if any, “fall-out” benefits that would accrue to the Adviser as a result of the services rendered by the Adviser to the Fund.

The Board of Trustees also requested and reviewed information from the Adviser pertaining to economies of scale, and noted the Adviser’s observation that there was some overlap in the personnel and procedures it employed with respect to all funds managed by the Adviser. The Board of Trustees noted that although certain economies of scale could potentially be realized as the assets of the Fund increased, such economies were likely to be of minimal significance at the current time.

Conclusion

The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. Based on the Board of Trustee’s deliberations, and their evaluation of the information described, their consideration of the factors described above, without any single factor being dispositive, the Board of Trustees, including all of the Independent Trustees, concluded that that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders and approved the Agreement.

41

The Cushing® Royalty Energy Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and

Secretary

Elizabeth F. Toudouze

Executive Vice President

J. Parker Roy

Vice President

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® ROYALTY ENERGY INCOME FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brain Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/12	FYE 11/30/2011
Audit Fees	148,000	71,371
Audit-Related Fees	None	None
Tax Fees	34,000	17,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%

All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Funds Trust

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 7, 2013

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 7, 2013